Property, Plant and Equipment, Net - Schedule of Property, Plant and Equipment, Net (Details) - USD ($)		Sep. 30, 2020	Sep. 30, 2019
Subtotal		$ 15,529,861	$ 10,597,600
Less: accumulated depreciation		(1,357,898)	(1,099,548)
Property, plant and equipment, net		14,171,963	9,498,052
Buildings [Member]
Subtotal		601,408	573,184
Machinery, Equipment and Furniture [Member]
Subtotal		1,920,530	1,848,703
Motor Vehicles [Member]
Subtotal		175,117	166,899
Construction in Progress [Member]
Subtotal	[1]	$ 12,832,806	$ 8,008,814

[1]	Construction-in-progress (“CIP”) represents direct costs of construction incurred for the Company’s manufacturing facilities. On August 16, 2017, the Company’s VIE, Xi’an App-Chem Bio(Tech)Co.,Ltd. started to construct a new manufacturing plant in Tongchuan City (“Tongchuan Project”) , Shaanxi Province, with total budget of RMB 95 million (approximately $14.0 million) for construction of the main body of the manufacturing plant, plant decoration and purchase of machinery and equipment. As of September 30, 2020, the Company has spent approximately RMB84.3 million (approximately $12.5 million) on the construction of the main body of the manufacturing plant and future minimum capital expenditure on this CIP project is estimated to be approximately $1.5 million), among which approximately $0.6 million is required for the next 12 months. The Company currently plans to support its ongoing CIP project construction through cash flows from operations and $7.1 million unused line of credit that the Company already obtained from PRC banks (see Note 3). The construction of this new manufacturing facility is expected to be fully completed and put into production by March 2022.